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                                                                     Exhibit 4.1


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                  SHARES

                               MAINCONTROL, INC.
                    AUTHORIZED TO ISSUE 215,000,000 SHARES

200,000,000 SHARES COMMON STOCK               15,000,000 SHARES PREFERRED STOCK
  PAR VALUE $.001 PER SHARE                      PAR VALUE $.001 PER SHARE


This Certifies that _____________________________________ is the registered holder of ______________________________Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
   this __________ day                         of __________________A.D. 19__

__________________________                          ___________________________
       SECRETARY                                             PRESIDENT

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -.....Custodian.....
                                                         (Cust)        (Minor)
TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors

JT TEN - as joint tenants with right of           Act..........................
         survivorship and not as tenants                      (State)
         in common

Additional abbreviations may also be used though not in the above list.


For Value Received, _____ hereby sell, assign and transfer unto ________________

_______________________________________________________________________________

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint.

______________________________________________________________________ Attorney
so transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated ____________________________ 19 __
              In presence of

_____________________________________  ________________________________________



NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.